ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT ("Agreement") dated March 12, 2003 ("Effective Date"), is made and entered into by and between BWP Gas, L.L.C., a Delaware limited liability company (hereinafter referred to as "BWP"), and Far Group, Inc., a Washington corporation or its designee(hereinafter referred to as "Far Group"). BWP and Far Group are sometimes separately called a "party" and together referred to herein as "parties."

     WHEREAS, BWP has entered into a certain Purchase And Sale Agreement dated March 12, 2003 (hereinafter referred to as the "Purchase And Sale Agreement") with Continental Southern Resources, Inc., a Nevada corporation (hereinafter referred to as "CSR"), regarding BWP's purchase of a certain portion of CSR's limited partnership interest in and to the Knox Miss. Partners, L.P. a Delaware Limited Partnership. All of the limited partnership interests to be assigned, transferred and conveyed to Far Group, are more fully described in the Purchase And Sale Agreement which is attached hereto as Exhibit "A" and incorporated herein for all purposes;

     WHEREAS, Knox Miss. Partners, L.P. is participating in the exploration and development of certain oil and gas interests located in various counties in the State of Mississippi;

     WHEREAS, BWP desires to assign all of its rights in the Purchase And Sale Agreement and Far Group desires to acquire such rights in the Purchase And Sale Agreement from BWP and to assume all obligations and duties relating thereto, in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto, with the intent to be legally bound, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including the mutual exchange of covenants and promises herein contained, agree as follows:

     1. BWP does hereby grant, bargain, sell, transfer, assign and convey to Far Group all of BWPs right, title, and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) currently owned in and to the Purchase And Sale Agreement

     2. Far Group does hereby assume all of the obligations, duties, and/or liabilities under the terms of the Purchase And Sale Agreement, and Far Group does hereby agree to indemnify, defend, save and hold harmless BWP (and its respective affiliates, officers, directors, employees, attorneys, contractors, and agents of BWP and such affiliates) from any and all claims, causes of action, liabilities, damages of any nature and kind, losses, costs or expenses (including, without limitation, court costs and attorneys fees), arising out of or in any manner related to or connected with the Purchase And Sale Agreement after the Effective Date.

     3.   BWP  and  CSR  have  fully  executed  the Purchase And Sale Agreement.



     4. Simultaneous with the delivery of the executed conveyances of all of BWP's right, title and interest in and to the Purchase And Sale Agreement, Far Group shall cause to be delivered to BWP shares of the common stock of Far Group as consideration for the conveyance of the Purchase And Sale Agreement to Far Group. The number of shares of common stock to be delivered to BWP will be based on the percentage of limited partnership interest of Knox Miss. Partners, L.P. acquired by Far Group under the terms of the Purchase and Sale


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 1

Agreement. The total number of shares to be delivered to BWP shall be in accordance with the scheduled set forth on Exhibit "B" which is attached hereto and incorporated herein by reference for all purposes. Far Group intends to transfer and assign the interest it acquires in the Purchase and Sale Agreement to Black Warrior Gas, L.P., a Delaware Limited Partnership (hereinafter referred to as "Black Warrior"). As additional consideration for this Agreement, NANG, Inc. the general partner of Black Warrior, shall issue to BWP, at Closing, a one percent (1%) limited partnership interest in Black Warrior, free and clear of all liens and/or encumbrances, until such time as Far Group has received the return of all capital invested by Far Group in Black Warrior, at which time such interest shall be increased to a fifteen percent (15%) limited partnership interest. The Agreement of Limited Partnership of Black Warrior shall give effect to the forgoing.


     5.   Representations  and  Warranties  of  BWP. BWP represents and warrants
          -----------------------------------------
to  Far  Group  as  follows:

          a.   Organization.  BWP is a limited liability company duly organized,
               ------------
               validly existing, and in good standing under the laws of the State of Delaware.

          b.   Authority  and  Conflicts.  BWP  has  full power and authority to
               -------------------------
               carry on its business as presently conducted, to enter into this Agreement, and to perform its obligations under this Agreement. The execution and delivery of this Agreement by BWP does not, and the consummation of the transactions contemplated by this Agreement shall not violate, conflict with, or require the consent of any person or entity under any provision of BWPs bylaws or other governing documents, any material agreements or contracts to which BWP is a party, or any material agreements or contracts concerning the Purchase And Sale Agreement. The execution and delivery of this Agreement has been, and the performance of this Agreement and the transactions contemplated by this Agreement shall be at the time required to be performed, duly and validly authorized by all requisite corporate action on the part of BWP.

          c.   Enforceability.  This  Agreement  has  been  duly  executed  and
               --------------
               delivered on behalf of BWP and constitutes the legal and binding obligation of BWP enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, or moratorium statues, equitable principles, or other similar laws affecting the rights of creditors generally (Equitable Limitations').



          d.   Litigation  and  Claims.  There are no pending suits, actions, or
               -----------------------
               other proceedings in which BWP is a party (or, to BWP's knowledge, which have been threatened to be instituted against
               BWP) which affect BWP's interest to be transferred hereunder, in any material respect or effecting the execution and delivery of this Agreement or the consummation of the transaction contemplated herein.



          e.   Accuracy  of  Representations. To the best of BWP's knowledge, no
               -----------------------------
               representation or warranty by BWP in this Agreement or any agreement or document delivered by BWP pursuant to this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in any representation or


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 2
               warranty, in light of the circumstances under which it was made, not misleading

          f.   Encumbrances. BWP shall also represent and warrant that there are
               ------------
               no liens, encumbrances, reversions or reassignment obligations caused by BWP adverse to or affecting the interest to be assigned hereunder, other than those identified in the Purchase And Sale Agreement.

     6.   Representations  by  Far  Group.  Far Group represents to BWP that the
          ------------------------------
following  statements  are  true  and  correct:

          a.   Organization.  Far  Group  is  a  corporation  duly organized and
               ------------
               legally existing under the laws of the State of Washington and has the power and authority to carry on its business as presently conducted, to own and hold the Purchase And Sale Agreement, and to perform all obligations required by this Agreement and the Purchase And Sale Agreement.

          b.   Authority.  The execution and delivery of this Agreement has been
               ---------
               authorized by all necessary action, corporate and otherwise, on the part of Far Group. Execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate or be in conflict with any agreement, instrument, judgment, order, decree, law or regulation by which Far Group is bound.


          c.   Binding  Agreement.  Subject  to  laws  and  equitable principles
               ------------------
               affecting the rights of creditors, this Agreement is a binding obligation of Far Group enforceable according to its terms. There are neither bankruptcy nor reorganization proceedings pending or, to Far Group's knowledge, threatened against Far Group.



          d. EXCEPT AS SET FORTH HEREIN, FAR GROUP IS NOT RELYING ON ANY STATEMENT OR ANY INFORMATION PROVIDED BY BWP, CSR, KNOX MISS. PARTNERS, L.P., OR KNOX MISS., L.L.C. (THE "GENERAL PARTNER") IN ITS DECISION TO ACQUIRE THE RIGHTS OF BWP UNDER THE PURCHASE AND SALE AGREEMENT AND ASSUME THE OBLIGATIONS AND DUTIES OF THE PURCHASE AND SALE AGREEMENT, AS WELL AS THE OBLIGATIONS UNDER THE PARTNERSHIP AGREEMENT, AS AMENDED FOR THE KNOX MISS. PARTNERS, LP. FAR GROUP HEREBY WAIVES AND ACKNOWLEDGES THAT NEITHER BWP CSR, KNOX MISS. PARTNERS, L.P., NOR THE GENERAL PARTNER HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND BWP CSR, KNOX MISS. PARTNERS, L.P., AND THE GENERAL PARTNER HEREBY EXPRESSLY DISCLAIM AND NEGATE ANY REPRESENTATION AND WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT OR RELATING TO (1) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION RELATING TO THE OIL & GAS INTERESTS HELD OR OWNED BY KNOX MISS. PARTNERS, L.P., (2) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY INFORMATION, DATA, OR OTHER MATERIALS (WHETHER WRITTEN OR ORAL) NOW,


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 3

               HERETOFORE, OR HEREAFTER, FURNISHED TO FAR GROUP BY OR ON BEHALF OF BWP, CSR, KNOX MISS. PARTNERS, L.P., OR THE GENERAL PARTNER,
               (3) THE QUANTITY, QUALITY, OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE OIL & GAS INTERESTS HELD OR OWNED BY KNOX MISS. PARTNERS, L.P., (4) ANY ESTIMATES OF THE VALUE OF THE OIL & GAS INTERESTS HELD OR OWNED BY KNOX MISS. PARTNERS, L.P. OR FUTURE REVENUES TO BE GENERATED BY THE OIL & GAS INTERESTS HELD OR OWNED BY KNOX MISS. PARTNERS, L.P., INCLUDING, WITHOUT LIMITATION, PRICING ASSUMPTIONS OR THE ABILITY TO SELL OR MARKET ANY PETROLEUM SUBSTANCES AFTER CLOSING, (5) THE PRODUCTION OR RATES OF PRODUCTION OF PETROLEUM SUBSTANCES FROM THE OIL & GAS INTERESTS HELD OR OWNED BY KNOX MISS PARTNERS, L.P., OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES THEREFROM, (6)THE MAINTENANCE, REPAIR, C0NDITI0N, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE OIL & GAS INTERESTS HELD OR OWNED BY KNOX MISS. PARTNERS, L.P., OR, (7) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED IN ANY MANNER WHATSOEVER TO FAR GROUP, OR ITS PARTNERS, AFFILIATES, OR ITS OR THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO. BWP, CSR, KNOX MISS. PARTNERS, L.P., AND THE GENERAL PARTNER FURTHER EXPRESSLY DISCLAIM AND NEGATE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE CONDITION OF ANY IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY CONSTITUTING PART OF THE PROPERTY INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (D) ANY RIGHTS OF FAR GROUP UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (E) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, (1) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM REHIBITORY VICES OR DEFECTS OR OTHER VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN, (G) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT, AND (H) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH. IT BEING THE EXPRESS INTENTION OF BWP AND FAR GROUP THAT THE INTERESTS TO BE TRANSFERRED AND CONVEYED SHALL BE "AS IS, WHERE IS" AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR. THE PARTIES AGREE THAT THIS PARAGRAPH CONSTITUTES A CONSPICUOUS LEGEND.

          e.   Securities  Laws.  Far  Group  is acquiring the Purchase And Sale
               ----------------
               Agreement and the limited partnership interest identified therein for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933, as amended. Far Group acknowledges that it and its partners, officers, and/or directors are experienced in investments with limited liquidity through a variety of entities and vehicles including but not limited to Limited Partnerships and private placements and is a Accredited Investor as


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 4
               that term is defined in the Securities Act of 1933, as amended. Far Group, at its sole risk and expense, has had unrestricted access during normal business hours to all information in the possession of BWP regarding the interests to be conveyed to Far Group. Far Group has conducted its own independent evaluation of the Purchase And Sale Agreement and the limited partnership interests identified therein.


          7.   Conditions  Precedent.
               ---------------------

               7.1. Conditions  Precedent  to  Obligations  of  Far  Group.  The
                    ------------------------------------------------------
obligations of Far Group under this Agreement are expressly subject to completion of each of the following conditions:

                    1. Each and every representation and warranty of BWP made to Far Group under this Agreement shall be true and accurate in all material respects.

                    2. BWP shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Far Group) each and every covenant and agreement required by this Agreement to be performed, or complied with by BWP.

                    3. No suit, action, or other proceedings, shall be pending or threatened before any court or government agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transaction contemplated by this Agreement.

               7.2  Conditions  Precedent to Obligations of BWP. The obligations
                    -------------------------------------------
of BWP under this Agreement are expressly subject to each of the following conditions being met:

                    a. Each and every representation of Far Group under this Agreement shall be true and accurate in all material respects.

                    b. Far Group shall have performed and complied in all material respects with (or compliance therewith shall have been waived by BWP) each and every covenant and agreement required by this Agreement to be performed or complied with by Far Group.



               c. No suit, action, or other proceedings shall be pending Or threatened before any court or government agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transaction contemplated by this Agreement.

          8.   Closing.
               -------


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 5

               a.   Actions  at  Closing.  The  Closing  of  the  transaction
                    --------------------
                    contemplated hereby shall take place in the offices of BWP Gas, L.L.C. located at 5858 Westheimer, Suite 708, Houston, Texas 77057, on or before March 15, 2003, or at such other date and time as BWP and Far Group may mutually agree, being herein called the "Closing Date". At the Closing:

                         (i)  Delivery  of  Conveyance.  BWP  shall  execute,
                              ------------------------
                              acknowledge, and deliver to Far Group, in a mutually acceptable form, an Assignment and Bill of Sale ("Conveyance").

                        (ii)  Issuance  of  Stock  and Partnership Interest. Far
                              ---------------------------------------------
                              Group shall issue and deliver to BWP the shares of common stock pursuant to the terms set forth in Paragraph 4 hereof, with the continuing obligation to issue and deliver the appropriate number of shares set forth in Exhibit "B" herein. Black Warrior shall issue to BWP the limited partnership interest as set forth in Paragraph 4 hereof.

                       (iii)  Execution  and  Delivery  of  Amended  Limited
                              ----------------------------------------------
                              Partnership  Agreement.  The  Limited  Partnership
                              ----------------------
                              Agreement of Black Warrior Gas, L.P. shall be, to the extent necessary, amended to reflect the transaction contemplated hereby. The Amended Limited Partnership Agreement shall be executed by Far Group, B'WP, the General Partner, and all other parties thereto.





          9.   Notice.  All  notices  required  or  permitted  under  this
               ------
Agreement shall be effective upon receipt if personally delivered, if mailed by registered or certified mail, postage prepaid, or if delivered by telegram, telecopy or facsimile if directed to the parties as follows:

         TO BWP:                                      TO Far Group:
BWP Gas, L.L.C.                              Far Group, Inc.
5858 Westheimer, Suite 708                   9594 First Avenue N.E., Suite 675
Houston, Texas 77057                         Seattle, Washington 98115
Telephone: (713) 784-1113                    Telephone: (604) 687-6991
Facsimile: (713) 785-8530                    Facsimile: (604) 684-0342


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 6

Any party may give written notice of a change in the address or individual to whom delivery shall be made provided such notice is given at least ten (10) business days prior to becoming effective.

          10.  Miscellaneous  Matters.
               ----------------------

                    a.   Choice  of  Law.  TIME  IS  OF  THE  ESSENCE  IN  THIS
                         ---------------
                         AGREEMENT. This Agreement and all operations hereunder shall be subject to all valid and applicable laws, orders, rules and regulations of any governmental body having jurisdiction over such operations. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Delaware. BWP and Far Group agree that any dispute that arises with respect to this agreement shall be arbitrated by a panel of three (3) arbitrators in accordance with the rules of the American Arbitration Association ("Rules"). The panel of arbitrators will consist of one
                         (1) arbitrator appointed by BWP, one (1) arbitrator appointed by Far Group, and one (1) arbitrator selected by the two (2) appointed arbitrators. The decision of the arbitration panel rendered pursuant to the Rules shall be binding and non-appealable upon the parties and may be enforced in any court of competent jurisdiction. Any arbitration proceedings pursuant to this Agreement shall be held in Houston, Harris County, Texas. The arbitrators shall not award punitive, consequential, nor multiple damages in settlement of any dispute.


                    b.   Waiver.  Any  of  the  terms,  provisions,  covenants,
                         ------
                         representations, warranties or conditions hereof may be waived only by a written instrument executed by the party waiving compliance, Except as otherwise expressly provided in this Agreement, the failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party's right to enforce the same.





                    c.   Unenforceability. The invalidity or unenforceability of
                         ----------------
                         any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

                    d.   Legal  Review.  The  parties acknowledge that they have
                         -------------
                         had an adequate opportunity to review each and every provision contained in this Agreement, including the opportunity to submit the same to legal counsel for review and comment. Based on said review and consultation, the parties agree with each and every term contained in the Agreement. Based on the foregoing, the parties agree that the rule of construction that a contract be construed against the drafter, if any, shall not be applied in the interpretation and construction of this Agreement.

                    e.   Continuing  Obligations.  All  representations  and
                         -----------------------
                         warranties made herein by BWP and Far Group shall be continuing and shall be true and correction as of the date hereof (and shall inure to the benefit of the respective successors and assigns of BWP and Far Group), and all such representations and warranties shall survive this Agreement.


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 7

                    f.   Entirety. This Agreement, together with the Assignments
                         --------
                         to be made, embodies the entire agreement between the parties, superseding all prior agreements, negotiations, letters of intent, arrangements and understandings related to the subject matter hereof either written or oral, and may only be supplemented, altered, amended, modified, or revoked by a writing signed by duly authorized representatives of all the parties hereto. Notwithstanding the provisions of this paragraph, no party shall be bound by, subject to, or deemed a party to, any agreement between the parties which have not been duly executed by, or on behalf of, such party.

                    g.   No  Partnership.  The  parties  hereto expressly do not
                         ---------------
                         intend to create, and no provision hereof shall be construed as creating a partnership, joint venture, mining partnership, corporation, association or other relationship whereby any party hereto shall ever be held liable for the acts either by omission or commission, of the other, the liability of all the respective parties hereto being several and not joint or collective.


                    h.   Further  Assurances.  THE  PARTIES AGREE TO EXECUTE AND
                         -------------------
                         DELIVER, AFTER THE CLOSING, ANY AND ALL OTHER MUTUALLY ACCEPTABLE INSTRUMENTS AND AGREEMENTS REASONABLY NECESSARY TO ACCOMPLISH THE TRANSACTION CONTEMPLATED HEREBY. Each Party hereto shall from time to time do and perform such further acts and execute and deliver such further instruments, assignments and documents as may be required or reasonably requested by the parties hereto to carry out and effect the intentions and purposes of this Agreement.

                    i.   Successors  and  Assigns.  All  the  terms, provisions,
                         ------------------------
                         covenants, obligations, indemnities, representations, warranties and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Any assignment of the parties rights hereunder to any third party shall be made expressly subject to all of the terms, provisions, covenants, obligations, indemnities, representations, warranties and conditions of this Agreement, the Purchase And Sale Agreement and the Partnership Agreement, as amended, of Knox Miss. Partners, L.P.

                    j.   No  Commissions.  Each  party  hereto agrees to defend,
                         ---------------
                         indemnify, save, and hold harmless the other party from and against any and all claims, demands, causes of action, and damages to third parties claiming under a party hereto for brokerage, commission, finders, or other fees relative to this agreement, or the transactions contemplated hereby, together with any court costs, attorneys' fees or other costs or expenses arising therefrom.

                    k.   Headings.  The  subject  headings  of  the  articles,
                         --------
                         sections and subsections of this Agreement are included solely for purposes of convenience and reference only, and shall not be deemed to explain, modify, limit, amplify or aid in the meaning, construction or interpretation of any of the provisions of this Agreement.

                    l.   Counterparts,  This  Agreement  may  be executed in any
                         ------------
                         number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 8

                         Agreement. It shall not be necessary that the Parties hereto execute an single counterpart hereof, and this Agreement shall be effective when each party hereto has executed a counterpart hereof (whether or not any other party has executed the same counterpart).






     EXECUTED on the date first written above and shall be effective as of the Effective Date.

BWP GAS, L.L.C.                                    FAR GROUP, INC.

"BWP"                                          "FAR  GROUP"


By:                                            By:  "Harry J. Briscoe"
   ----------------------------------             --------------------------
Title:                                         Title:  President & CEO
   ----------------------------------             --------------------------


CONTINENTAL SOUTHERN RESOUR ES, INC.*

"CSR"

By:
   ----------------------------------
Title:
      -------------------------------

     *Continental Southern Resources, Inc. joins in the execution of this Agreement solely for the purpose of consenting to the assignment by BWP of its rights and obligations under the Purchase and Sale Agreement.


BLACK WARRIOR GAS, L.P.**

"BLACK WARRIOR"


By:  "Harry J. Briscoe"
     ---------------------------------
        Harry J. Briscoe the President of
        ----------------     ---------
        NANG, Inc., its General Partner


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 9

     **NANG, Inc., as the General Partner of Black Warrior Gas, L.P., joins in the execution of this Agreement for the purpose of acknowledging the obligation Black Warrior Gas, L.P. to consummate and effect the assignment and transfer of the limited partnership interests identified in Paragraph 4 hereinabove and to consent to the assignment of the limited partnership interests as set forth therein.







------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 10

                                   EXHIBIT "B"
                   Attached to and made a part of that certain
                    Assignment Agreement dated March 12, 2003
                         by and between BWP Gas, L.L.C.
                               and Far Group, Inc.


SCHEDULE OF SHARES
--------------------

The following is a schedule of shares of the common stock of Far Group, Inc. to delivered to BWP in accordance with Paragraph 4 hereof:

Percentage of limited partnership interest        Number of shares of the common
in  Knox  Miss. Partners, L.P.                    stock of Far Group, Inc. to be
acquired  by  Far  Group,  Inc.                    delivered  to BWP Gas, L.L.C.
-------------------------------                    -----------------------------

     10.0%     limited  partnership  interest          1,875,000  shares

     11.0%     limited  partnership  interest          2,062,500  shares

     12.0%     limited  partnership  interest          2,250,000  shares

     13.0%     limited  partnership  interest          2,437,500  shares

     14.0%     limited  partnership  interest          2,625,000  shares

     15.0%     limited  partnership  interest          2,812,500  shares

     16.0%     limited  partnership  interest          3,000,000  shares

     17.0%     limited  partnership  interest          3,187,500  shares

     18.0%     limited  partnership  interest          3,337,500  shares

     19.0%     limited  partnership  interest          3,563,500  shares

     20.0%     limited  partnership  interest          3,750,000  shares


------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC. /KNOX MISS. PARTNERS
PAGE 11

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